Exhibit 99.1

Filed by Chemical Financial Corporation
Commission File Number: 000-08185
Pursuant to Rule 425 under the Securities Act of 1933
Subject Company: Monarch Community Bancorp, Inc.
Commission File Number: 000-49814
Filed by Chemical Financial Corporation
Commission File Number: 000-08185
Pursuant to Rule 425 under the Securities Act of 1933
Subject Company: Lake Michigan Financial Corporation

CHEMICAL FINANCIAL CORPORATION®

# Investor Presentation

Presented by:

David B. Ramaker

Chairman, Chief Executive Officer and President

Lori A. Gwizdala

Executive Vice President and Chief Financial Officer


Vision
Community
Growth

# Forward Looking Statements

This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and Chemical Financial Corporation ("Chemical"). Words and phrases such as "anticipates," "believes," "continue," "estimates," "expects," "forecasts," "intends," "is likely," "judgment," "look forward," "opinion," "plans," "predicts," "probable," "projects," "should," "strategic," "trend," "will," and variations of such words and phrases or similar expressions are intended to identify such forward-looking statements. Such statements are based upon current beliefs and expectations and involve substantial risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements include, among others, statements related to future levels of loan charge-offs, future levels of provisions for loan losses, real estate valuation, future levels of nonperforming assets, the rate of asset dispositions, future capital levels, future dividends, future growth and funding sources, future liquidity levels, future profitability levels, future deposit insurance premiums, the effects on earnings of future changes in interest rates, the future level of other revenue sources, future economic trends and conditions, future initiatives to expand the Chemical's market share, expected performance and cash flows from acquired loans, future effects of new or changed accounting standards, future opportunities for acquisitions, opportunities to increase top line revenues, Chemical's ability to grow its core franchise, future cost savings and Chemical's ability to maintain adequate liquidity and capital based on the requirements adopted by the Basel Committee on Banking Supervision and U.S. regulators. All statements referencing future time periods are forward-looking.

Management's determination of the provision and allowance for loan losses; the carrying value of acquired loans, goodwill and mortgage servicing rights; the fair value of investment securities (including whether any impairment on any investment security is temporary or other-than-temporary and the amount of any impairment); and management's assumptions concerning pension and other postretirement benefit plans involve judgments that are inherently forward-looking. There can be no assurance that future loan losses will be limited to the amounts estimated. All of the information concerning interest rate sensitivity is forward-looking. The future effect of changes in the financial and credit markets and the national and regional economies on the banking industry, generally, and on Chemical, specifically, are also inherently uncertain. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Chemical undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation contains forward-looking statements regarding Chemical's outlook or expectations with respect to the planned acquisitions of Monarch Community Bancorp, Inc. ("Monarch") and Lake Michigan Financial Corporation ("Lake Michigan"), the expected costs to be incurred in connection with the acquisitions, Monarch's and Lake Michigan's future performance and consequences of their integration into Chemical and the impact of the transactions on Chemical's future performance.

Risk factors relating to both of these transactions and the integration of Monarch and Lake Michigan into Chemical after closing include, without limitation:

- Completion of the transactions is dependent on, among other things, receipt of regulatory approvals for Lake Michigan and shareholder approvals from Monarch and Lake Michigan shareholders, the timing of which cannot be predicted with precision at this point and which may not be received at all.
- The impact of the completion of the transactions on Chemical's financial statements will be affected by the timing of the transactions.
- The transactions may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
- The integration of Monarch's and Lake Michigan's business and operations into Chemical, which will include conversion of operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Monarch's, Lake Michigan's or Chemical's existing businesses.

# Forward Looking Statements (continued)

The Corporation's ability to achieve anticipated results from the transactions is dependent on the state of the economic and financial markets going forward. Specifically, the Corporation may incur more credit losses from Monarch's and Lake Michigan's loan portfolios than expected and deposit attrition may be greater than expected.

In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of Chemical's Annual Report on Form 10-K for the year ended December 31, 2013. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

**Non-GAAP Financial Measures**

This presentation may contain certain non-GAAP financial disclosures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"). Chemical uses certain non-GAAP financial measures to provide meaningful, supplemental information regarding its operational results and to enhance investors' overall understanding of Chemical's financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to Chemical's GAAP results.

**No Offer or Solicitation**

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to any merger agreement associated with the Monarch or Lake Michigan transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

**Additional Information about the Transactions**

Chemical has filed a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) to register the securities that the Monarch shareholders will receive if the Monarch transaction is consummated. Chemical will file a registration statement on Form S-4 with the SEC to register the securities that the Lake Michigan shareholders will receive if the Lake Michigan transaction is consummated. The registration statements contain or will contain a prospectus, a proxy statement for the meeting at which the Monarch or Lake Michigan shareholders will consider approval of the transaction, as applicable, and other relevant documents concerning the transactions. Investors are urged to read the applicable registration statement, the prospectus and proxy statement, and any other relevant documents when they become available because they will contain important information about Chemical, Monarch, Lake Michigan, and the transactions. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov, by contacting Chemical Financial Corporation, 235 East Main Street, P.O. Box 569, Midland, MI 48640-0569, Attention: Ms. Lori A. Gwizdala, Investor Relations, telephone 800-867-9757 or by contacting, as applicable, Monarch Community Bancorp. Inc., 375 N. Willowbrook Road, Coldwater, Michigan 49036, Attention: Ms. Rebecca S. Crabill, Investor Relations, telephone 517-279-3956, or Lake Michigan Financial Corporation, 150 Central Avenue, Holland, Michigan 49423, Attention: Mr. James Luyk, Investor Relations, telephone 616-546-4078. INVESTORS SHOULD READ THE APPLICABLE PROSPECTUS AND PROXY STATEMENT AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTIONS.

Monarch and Lake Michigan, and their respective directors, executive officers, and certain other members of management and employees, may be soliciting proxies from Monarch or Lake Michigan shareholders, as applicable, in favor of the transactions. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Monarch or Lake Michigan shareholders in connection with the proposed transactions will be set forth in the applicable prospectus and proxy statement when it is filed with the SEC. Free copies of this document may be obtained as described above.

# Why Chemical? Investment Rationale

**Key Investment Attributes**

- Preeminent Michigan retail banking franchise outside of Detroit MSA
- Scalable core strategies
- Proven post-recession track record of increasing market share in key markets through:
  - Strong organic growth
  - Accretive acquisitions
- Well positioned for additional organic growth and acquisitions in view of ongoing industry dislocation
- Positive, growing earnings trend
- Attractive dividend yield
- Clean balance sheet
- Well-capitalized with strong “real” Tier 1 capital
- Effective capital management

# Michigan Economic Update

## Michigan Economy

- Michigan continues to recover faster than most states, but has more ground to make up
- Evidence of a sustained statewide recovery over past 2 years
- Statewide unemployment rate has fallen from over 14% in 2009 to 6.3% currently(1)
  - CHFC core markets such as Midland, Grand Rapids and Kalamazoo are below the statewide rates(1)
- Michigan was the 13th largest U.S. state economy as measured by state GDP by the U.S. Department of Commerce(2)
  - Additionally, Michigan was the 21st ranked state in terms of GDP growth(2)
  - Per capita GDP is recovering at twice the rate of the U.S. average(3)

(1) SNL Financial, ESRI; data as of December 2014.
(2) U.S. Department of Commerce: Bureau of Economic Analysis. Data based on yearly information published on June 11, 2014.
(3) Business Leaders for Michigan: 2013 Economic Competitiveness Benchmarking Report.

# About Chemical Financial Corporation

- Pro forma assets of $8.7 billion at December 31, 2014 including pending acquisitions of Monarch and Lake Michigan. Actual December 31, 2014 total assets for Chemical Financial Corporation were $7.3 billion and actual December 31, 2014 total assets for Monarch and Lake Michigan were $0.2 billion and $1.2 billion, respectively.
  - 2nd largest banking company headquartered and operating branches in Michigan
  - Largest Michigan-based bank and 3rd largest bank ranked by deposits when excluding the Detroit MSA(1)
  - Operate 188 banking offices spread over 47 counties in the North, Central and Southwestern portions of the lower peninsula of Michigan
  - Local market knowledge and business development opportunities led by 18 community-based advisory boards
  - One of the largest trust and wealth management operations of a Michigan headquartered bank with $3.7 billion in assets under management or custody and another $0.9 billion in assets within the Chemical Financial Advisors Program
- Actively growing Chemical through organic and acquisitive efforts
- Market Capitalization of $986 million(2)



Cheboygan
Petoskey
East Jordan
Atlanta
Alpena
Sturgeon Bay
Traverse City
Mio
Harrisville
Frankfort
Manistee
Cadillac
West Branch
Ludington
Au Gres
Saginaw Bay
Big Rapids
Shelby
Saginaw
Sandusky
Muskegon
Grand Rapids
Flint
Yale
Port
Holland
Lansing
Burton
Waterford
Sterling Heights
Warren
Lake St Clair
Ann Arbor
Livonia
Detroit
Portage
South Bend
Pearl Beach
Gary
CHFC Branches (178)
MCBF Branches (5)
LMFC Branches (5)

(1) Non-Detroit MSA market share calculated as taking the State of Michigan deposit market share and subtracting the deposits within the Detroit-Warren-Dearborn MSA. Source SNL.

(2) Based upon CHFC current common shares outstanding (32,787,654) and the CHFC closing stock price of $30.07 as of February 18, 2015.

# Income Statement Highlights

**Financial Highlights**

| (thousands except per share data) | 2014 | 2013 |
|---|---|---|
| Net interest income | $212,551 | $196,647 |
| Provision for loan losses | 6,100 | 11,000 |
| Noninterest income | 63,095 | 60,409 |
| Operating expenses[1] | 179,925 | 164,948 |
| Net income | 62,121 | 56,808 |
| Diluted EPS | 1.97 | 2.00 |
| Avg. Diluted Shares Outstanding | 31,588 | 28,352 |
| Return on Avg. Assets | 0.96% | 0.95% |
| Return on Avg. Shareholders' Equity | 8.2% | 9.1% |
| Efficiency Ratio | 61.6% | 63.1% |
| Tangible Equity/Assets | 8.4% | 9.4% |
| Tangible Book Value/Share | $18.35 | $19.17 |

Prior-Year Comparison

- Significant increase in net interest income; attributable to $565 million, or 12%, organic growth in total loans over the 12 months ended December 31, 2014
- Impact of acquisition of Northwestern

[1]Includes non-recurring transaction-related expenses in 2014 of $6.4 million

# Net Income



Net Income Trending Upward ($ Millions)
2012 Total: $51.0(1)
2013 Total: $56.8
2014 Total: $62.1(2)
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$12.4
$13.9
$13.1
$11.7
$13.2
$14.2
$15.0
$14.4
$13.8
$16.2
$16.8
$15.3
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2012
2013
2014

(1)Includes non-recurring transaction-related expenses of $2.9 million

(2)Includes non-recurring transaction-related expenses of $6.4 million and two months of operations of Northwestern

# Strategic Areas of Focus

- Growth
- Talent
- Operational / Infrastructure

# Scalable Core Strategies & Disciplines

- "Local" community bank
  - Strong belief in the community banking concept
  - 18 identified centers of influence through our community bank network
  - Community-driven leadership, rapid local response
  - Emphasis on building relationships
  - We know our markets, what works, and what does not work
- Strong credit culture
  - Diversification
  - In-depth knowledge of our customers and markets
  - Underwriting discipline
- Low cost, stable, core funding – starts at relationship level
- Expense management and control
- Enterprise risk management and regulatory compliance are core competencies
- Clean balance sheet, strong capital ratios and intense focus on effective capital deployment
- Identify, hire, motivate and retain talented individuals to carry out our relationship strategies
- Well positioned to opportunistically acquire when strategic fit and pricing are right
  - Michigan remains our primary focus
  - Will continue to seek appropriate whole bank and branch acquisitions

# Strengths Providing Opportunities for Growth

## Acquisition

PROCESS:

- Acquisitions are a core competency
- Process to select, cultivate, identify and pursue prospects
  - Cultural and strategic fit
  - Enhance competitive position, drive market share
  - Enhance shareholder value

OPPORTUNITY SET (1):

- 90 banks under $3 billion located in our focus Michigan markets
- 75 of these banks are below $400 million in assets

DIFFERENTIATORS:

- Continue to build upon acquired banks' reputation in community, use deep local community advisory boards, emphasize strong participation as a cornerstone in the community
- Potential roles in Chemical management for key executives of acquired banks

## Organic

STRATEGY:

- Personalized, tailored solutions
- Relationship driven
- Rapid local response
- Wide array of products and solutions for commercial and retail customers
- Lending teams tailored to the various markets we serve

CHEMICAL'S VALUE PROPOSITION:

- Differentiate ourselves by taking a leadership position in each of our communities
- Emphasize our local ties, local community advisory boards, and community banking orientation
- Utilize job rotation as a catalyst for succession planning in our senior ranks

(1) Source: SNL Financial; includes Michigan banks and thrifts located outside of the Detroit-Warren-Dearborn MSA (excludes pending mergers).

# Summary of Recent Transactions

***Recent Mergers are Strong, Franchise-Building Transactions that Support Chemical's Creation of the "Community Bank for Michigan"***

| | Northwestern Bank | Monarch Community Bank | lake michigan |
|---|---|---|---|
| ***Overview of Target (at Announcement)*** | | | |
| Target Total Assets ($000) | $ 873,772 | $ 188,807 | $ 1,224,791 |
| Target Loans / Deposits | 66.8% | 84.6% | 92.8% |
| Target 'Core' ROAA (Excl. Cost Savings) (%) | 0.70% | 0.45% | 0.90% |
| Target NPAs / Assets (Excl. TDRs) (%) | 4.48% | 1.30% | 0.32% |
| ***Strategic Rationale*** | | | |
| Consistency with Strategic Guidance | ✓ | ✓ | ✓ |
| Complementary and/or Symbiotic Markets | ✓ | ✓ | ✓✓ |
| Material Market Share in Merged Market | ✓ | | ✓✓ |
| Increase in CHFC Focus Metro Market | ✓ | | ✓✓ |
| Consistency with Core CHFC Businesses | ✓ | ✓ | ✓✓ |
| Low Cost Funding | ✓ | ✓ | ✓ |
| Attractive, Identified and Stable Customer Base | ✓ | ✓ | ✓✓ |
| ***Summary of Transaction (at Announcement)*** | | | |
| Deal Value ($000) | $ 120,000 | $ 26,206 | $ 184,063 |
| Consideration Mix (Fully Diluted) - Stock (%) | 0.0% | 100.0% | 70.5% |
| Consideration Mix (Fully Diluted) - Cash (%) | 100.0% | 0.0% | 29.5% |
| Price / TBV (x) | 1.79x | 1.31x | 2.16x |
| Price / Fwd. Earnings + Cost Savings Estimate (x) | 11.2x-12.4x | 8.5x-9.0x | 9.5x-11.0x |
| ***Key Transaction Assumptions (Estimated at Announcement)*** | | | |
| Cost Savings (%) | 27.8% | 40.0% | 40.0% |
| Loan Credit Mark - Gross (%) | 5.67% | 5.00% | 2.10% |
| ***Financial Attractiveness / Operating Benefits*** | | | |
| EPS Accretion - Material | ✓ | | ✓ |
| EPS Growth Rate Improvement | ✓ | | ✓ |
| Cost Savings Availabilty / Leverage CHFC Infrastructure | ✓ | ✓ | ✓ |
| Maintain Proper Efficiency Ratio | ✓ | ✓ | ✓ |
| Consistency with CHFC Asset Quality (Pro Forma for Credit Marks) | ✓ | ✓ | ✓ |
| Management Accretive / Adequate Retention | ✓ | | ✓ |
| ***Earnings & IRR Impact (Estimated at Announcement)*** | | | |
| **EPS Accretion, First Full-Year (%)** | **15.5%** | **1.2% / 40% Incremental** | **9.7%** |
| Internal Rate of Return (%) | 23.0% | 24.9% | 21.2% |
| ***Tangible Book Value Impact (Estimated at Announcement)*** | | | |
| Time Zero TBV Dilution ($) | $ (2.94) | $ (0.04) | $ (1.54) |
| Time Zero TBV Dilution (%) | (15.3%) | (0.2%) | (8.1%) |
| ***TBV Earnback*** | ***4.9 years*** | ***1.1 years*** | ***5.0 years*** |
| ***Capital Impact*** | | | |
| TCE / TA at Time Zero (%) | 7.21% | 8.47% | 7.70% |
| TCE / TA Estimated for YE 2015 | 7.65% | 8.55% | 7.72% |
| TCE / TA Estimated for YE 2016 | 7.97% | 8.77% | 8.06% |

***Franchise-Building Acquisition*** ✓

***Fair Transaction Pricing*** ✓

***Conservative Assumptions*** ✓

***Strong EPS Accretion*** ✓

***Exceeds IRR Hurdles*** ✓

***Within Earnback Constraints*** ✓

***Successful Capital Deployment*** ✓

# Cumulative Impact of Strategic Initiatives

***Over the Past 18-Months, We Have Deployed Capital into Sustainable, Core Earnings that will Enhance Long-Term Shareholder Value***

## *Cumulative Earnings per Share (EPS) Build-Up*

| | Transactions | | 2016 EPS Accr. / (Dil.) | |
|---|---|---|---|---|
| 1 | Equity Raise #1 | $ | (0.15) | -6.4% |
| 2 | M&A #1: Northwestern Bancorp | $ | 0.47 | 18.6% |
| 3 | Equity Raise #2 | $ | (0.20) | -7.5% |
| 4 | M&A #2: Monarch Community Bancorp Inc. (pending) | $ | 0.03 | 1.2% |
| 5 | M&A #3: Lake Michigan Financial Corporation (pending) | $ | 0.24 | 9.7% |
| | **Total** | **$** | **0.39** | |
| | Actual Consensus EPS Estimate at 6/30/2013 (Pre-Equity Raise #1) for 2015 | $ | 2.20 | |
| | 5.5% Stand Alone EPS Growth for 2016 as of 6/30/2013 | $ | 2.32 | |
| | **Estimated Pro Forma Street EPS with Monarch and LMFC** | **$** | **2.71** | **16.8%** |

- **Expected to create $0.39 per share of earnings accretion**
- **Equates to expected 16.8% accretion vs. consensus**(1)
  (essentially accelerates about 2 years of EPS growth)
- **Fully diluted for all Strategic Initiatives**
  (acquisitions and equity issuances)

## *Cumulative Tangible Book Value per Share (TBVPS) Build-Up*

| | Transactions | | TBV per Share Accr. / (Dil.) | |
|---|---|---|---|---|
| 1 | Equity Raise #1 | $ | 0.51 | 3.0% |
| 2 | M&A #1: Northwestern Bancorp | $ | (2.36) (1) | -12.2% (2) |
| 3 | Equity Raise #2 | $ | 0.59 | 3.1% |
| 4 | M&A #2: Monarch Community Bancorp Inc. (pending) | $ | (0.04) | -0.2% |
| 5 | M&A #3: Lake Michigan Financial Corporation (pending) | $ | (1.54) | -8.1% |
| | **Total** | **$** | **(2.84)** | |
| | Actual TBVPS Reported at 6/30/2013 (Pre-Equity Raise #1) | $ | 17.53 | |
| | **Estimated Pro Forma 9/30/2015 TBVPS at LMFC Closing** | **$** | **17.51** | **-0.1%** |
| | Estimated CHFC TBVPS Pre-Equity Raise #1 at 9/30/2015 | $ | 19.70 | |
| | **Estimated Pro Forma 9/30/2015 TBVPS at LMFC Closing** | **$** | **17.51** | **-11.1%** |
| | **Estimated TBV Earnback - Dynamic (Years)** | | | **4.3 yrs** |

- **Prior to Strategic Initiatives, TBV/shr = $17.53**(3)
- **Pro Forma after pending Monarch and Lake Michigan transactions, TBV/shr = $17.51**(4)
  (essentially accelerates about 2 years of EPS growth)
- **Right Where We Started –** But We Have Deployed Capital into a better Franchise with Greater Earnings Power

- **Estimated Cumulative TBV earnback of 4.3 years -** driven by the increased earnings growth expected from our acquisitions and pending acquisitions
- Fully diluted for all Strategic Initiatives

(1) Consensus 2016 EPS estimate ($2.32) at 6/30/2013 prior to Equity Raise #1.
(2) Denotes actual dilution incurred in transaction (as shown in Q4 earnings release). Actual dilution was more favorable than preliminary estimates announced at the time of acquisition.
(3) TBV/shr as of June 30, 2013 = $17.53.
(4) Estimated TBV/shr adjusted; pending Monarch and Lake Michigan transactions assumed to have closed by YE'15

# Integration – A Core Competency for Chemical Financial Corporation

- Integrated 21 whole-bank acquisitions since 1973 and acquired another 36 bank offices during that time
- 3 major post-recession acquisitions (OAK Financial, Independent Bank branches, and Northwestern Bancorp) and 2 major pending post-recession acquisitions (Monarch and Lake Michigan)
- Given the expansion of Chemical franchise with the pending Monarch and Lake Michigan transactions, and the fact that over 80% of the banks remaining in Michigan markets that we are pursuing are less than $400 million in assets, we expect such "in-fill" acquisitions will increasingly be the norm.

# Depth of Transaction History

**Successful Acquisition Experience – *11 M&A Transactions Since 2000***

- **2 Branches of Old Kent Bank (3/00):** *$24.9mm of deposits*

- **Caledonia Financial Corporation (12/03):** *$211.0mm in assets ($56.8mm deal value)*

- **O.A.K. Financial Corporation (4/10):** *$820.4mm in assets ($83.7mm deal value)*

- **$57.6mm Equity Offering (9/13):** *$53.9mm of net proceeds*

- **Lake Michigan (Ann. 1/15):** *$1.2bn in assets ($184.1mm deal value)*

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

- **Shoreline Financial Corporation (1/01):** *$1.1bn in assets ($173.4mm deal value)*
- **4 Branches of Fifth Third Bank (7/01):** *$144.0mm of deposits*
- **Bank West Financial Corporation (9/01):** *$300.0mm in assets ($29.2mm deal value)*

- **2 Branches of Sand Ridge Bank (6/06):** *$47.0mm of deposits*

- **21 Branches of Independent Bank (12/12):** *$403.1mm of deposits*

- **$80.5mm Equity Offering (6/14):** *$76.2mm of net proceeds*
- **Northwestern Bancorp (10/14):** *$881.3mm in assets ($121.0mm deal value)*
- **Monarch Community Bancorp (Ann. 11/14):** *$176.9mm in assets ($26.0mm deal value)*

# Pro Forma Capital Ratios

**Pro Forma Capital Ratios**

| *Capital Ratio* | *Peer Median* (1) | *CHFC 12/31/2014 (Actual)* | *Projected Pro Forma at LMFC Closing* | *Projected Pro Forma at 12/31/2016* |
|---|---|---|---|---|
| Tang. Common Equity / Tang. Assets (% | 8.9% | 8.4% | 7.6% | 8.1% |
| Tier 1 Leverage Ratio (%) | 9.9% | 9.3% | 7.9% | 8.3% |
| Tier 1 Capital Ratio (%) | 12.7% | 11.1% | 10.0% | 10.6% |
| Total Risk-Based Capital Ratio (%) | 14.3% | 12.4% | 11.3% | 11.9% |

(1) CHFC peer group consists of FNB, ONB, MBFI, UBSI, FMBI, NPBC, PRK, FFBC, FCF, WSBC, PNFP, SRCE, STBA, FRME, GSBC, CTBI, and BUSE (ordered by asset size).

# Cumulative Total Return Since 12/31/2007[(1)]

## 7-Yr Total Return Data: *12/31/2007 to 12/31/2014*



Chemical Financial Corporation - Total Return (%)
CHFC (+71.77%)
SNL U.S. Bank and Thrift (+1.09%)
CHFC performed comparatively strong during the financial crisis versus other banks
Total Return (%)
100
50
0
-50
-100
2008
2009
2010
2011
2012
2013
2014
Thousands
1,400
1,200
1,000
800
600
400
200
0
CHFC-Vol

Source: SNL Financial; pricing as of 12/31/2014. Illustrates total return since 12/31/07. Dates reflected in graph are as of the beginning of the year.
(1) Total return is equal to the return of a security over a period, including price appreciation and the reinvestment of dividends. Dividends are assumed to be reinvested at the closing price of the security on the ex-date of the dividend.

# Comparative Stock Price Performance Since 1/6/2015


Comparative Stock Price Performance Since 1/6
CHFC
CHFC Peers
ONB
NASDAQ Bank
NASDAQ
S&P 500
5%
4%
3%
2%
1%
0%
(1%)
(2%)
(3%)
(4%)
(5%)
(6%)
6-Jan
9-Jan
12-Jan
15-Jan
18-Jan
21-Jan
24-Jan
27-Jan
30-Jan
2-Feb
1.8%
0.9%
(1.0%)
(1.3%)
(1.3%)
(4.4%)
Source: SNL Financial; market data as of February 2, 2015
SANDLER O'NEILL + PARTNERS

# Key Takeaways

- Growth Attributes
  - Bias for growth, through acquisitions or organic means
  - Actively cultivating acquisition opportunities
  - In-place, capable infrastructure to facilitate growth and acquisitions
- The Community Bank for Michigan
  - Remain focused on "what's important"
  - Continue to take a proactive leadership role in the State of Michigan and the communities that we serve
- Earnings Strength
  - Attractive earnings momentum and trajectory
    - Anticipated accretion from Northwestern acquisition and pending Monarch and Lake Michigan transactions
    - Go forward focus on balance sheet growth and expense control
    - Continued credit quality improvements
- Shareholder Value
  - Disciplined capital management
  - Attractive dividend levels (and continued to pay a dividend throughout recessionary cycle)

CHEMICAL FINANCIAL CORPORATION®

# Appendix



# Financial Results

| (Dollars in Thousands except per share data) | At or for the year ended, 12/31/2010 | 12/31/2011 | 12/31/2012 | 12/31/2013 | 12/31/2014 |
|---|---|---|---|---|---|
| **Balance Sheet** | | | | | |
| Total Assets | 5,246,209 | 5,339,453 | 5,917,252 | 6,184,708 | 7,322,143 |
| *Asset Growth (%)* | *23.4* | *1.8* | *10.8* | *4.5* | *18.4* |
| Loans | 3,681,662 | 3,831,285 | 4,167,735 | 4,647,621 | 5,688,230 |
| *Loan Growth (%)* | *23.0* | *4.1* | *8.8* | *11.5* | *22.4* |
| Deposits | 4,331,765 | 4,366,857 | 4,921,443 | 5,122,385 | 6,078,971 |
| *Deposit Growth (%)* | *26.7* | *0.8* | *12.7* | *4.1* | *18.7* |
| Common Equity | 560,078 | 571,729 | 596,341 | 696,500 | 797,133 |
| Total Equity | 560,078 | 571,729 | 596,341 | 696,500 | 797,133 |
| **Balance Sheet Ratios** | | | | | |
| Loans / Deposits (%) | 85.0 | 87.7 | 84.7 | 90.7 | 93.6 |
| TCE / TA (%) | 8.6 | 8.7 | 8.1 | 9.4 | 8.4 |
| Leverage Ratio (%) | 8.4 | 9.0 | 9.2 | 9.9 | 9.3 |
| Tier 1 Ratio (%) | 11.6 | 12.1 | 12.0 | 12.7 | 11.1 |
| Total Capital Ratio (%) | 12.9 | 13.3 | 13.2 | 14.0 | 12.4 |
| **Income Statement** | | | | | |
| Net Interest Income | 171,120 | 183,853 | 187,545 | 196,647 | 212,551 |
| Provision Expense | 45,600 | 26,000 | 18,500 | 11,000 | 6,100 |
| Non Interest Income | 44,515 | 46,890 | 54,684 | 60,409 | 63,095 |
| Non Interest Expense | 138,845 | 144,493 | 151,921 | 164,948 | 179,925 |
| Net Income | 23,090 | 43,050 | 51,008 | 56,808 | 62,121 |
| **Profitability Ratios** | | | | | |
| ROAA (%) | 0.47 | 0.81 | 0.94 | 0.95 | 0.96 |
| ROAE (%) | 4.35 | 7.56 | 8.68 | 9.07 | 8.24 |
| Net Interest Margin (%) | 3.80 | 3.80 | 3.76 | 3.59 | 3.59 |
| Efficiency Ratio (%) | 61.10 | 61.30 | 60.80 | 63.10 | 61.60 |
| Yield on Loans (%) | 5.62 | 5.34 | 4.92 | 4.52 | 4.25 |
| Cost of Total Deposits (%) | 0.89 | 0.67 | 0.49 | 0.34 | 0.27 |
| **Asset Quality** | | | | | |
| NPAs / Assets (%) | 3.34 | 2.47 | 1.85 | 1.48 | 1.17 |
| NCOs / Avg Loans (%) | 1.07 | 0.73 | 0.57 | 0.38 | 0.19 |
| Reserves / Loans (%) | 2.43 | 2.30 | 2.02 | 1.70 | 1.33 |
| Texas Ratio (Common) (%) | 34.69 | 28.39 | 22.01 | 16.04 | 15.55 |
| **Per Share Information** | | | | | |
| Stock Price ($) | 22.15 | 21.32 | 23.76 | 31.67 | 30.64 |
| Market Capitalization ($M) | 607.80 | 585.38 | 653.37 | 943.44 | 1,004.21 |
| Price / TBV | 139.11 | 129.96 | 140.73 | 166.59 | 166.98 |
| Dividends ($) | 0.80 | 0.80 | 0.82 | 0.87 | 0.94 |
| Dividend Payout Ratio (%) | 90.91 | 50.96 | 44.32 | 43.50 | 47.72 |
| Diluted EPS ($) | 0.88 | 1.57 | 1.85 | 2.00 | 1.97 |

FTE = Fully Taxable Equivalent.

(1) Note: Includes the impact of the acquisition of Northwestern Bancorp on 10/31/2014.

# Loan Portfolio & Growth Trends

**Loan Portfolio, $5.7 Billion, at December 31, 2014 ($ Billions)**



$1.5
$1.4
$1.1
$1.7

**Northwestern, $475 Million, at October 31, 2014 ($ Millions)**



$86
$46
$106
$237

**Organic Loan Growth**

**2014 Q4, $172 Million ($ Millions)**



$50 +3.7%
$69 +5.6%
$20 +2.1%
$33 +2.3%

**2014, $565 Million ($ Millions)**



$239 +20.5%
$133 +11.3%
$150 +11.2%
$43 +4.5%

■ Commercial ■ CRE/C&D ■ Residential ■ Consumer

**Total Loan Growth Trends ($ Millions) – Organic Growth**



Total Loan Growth ($ Millions)
$200
$150
$100
$50
$0
$12
$119
$57
$104
$17
$151
$187
$125
$106
$145
$142
$172
12.2%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2012 - $292
2013 - $480
2014 - $565

# Deposit Composition

## Total Deposits, $6.1 Billion, at December 31, 2014



Time Deposits
$1.4 Billion
Noninterest-bearing Demand Deposits
$1.6 Billion
Interest-bearing Demand Deposits
$1.4 Billion
Savings Deposits
$1.7 Billion

## Northwestern, $794 Million, at October 31, 2014



Time Deposits
$121 M
Noninterest-bearing Demand Deposits
$217 M
Savings Deposits
$270 M
Interest-bearing Demand Deposits
$186 M

99% of deposits are core deposits

## Average Deposits ($ Millions) & Cost of Deposits (%)



Total Average Deposits ($ Millions)
$6,000
$5,000
$4,000
$3,000
$2,000
1.00%
0.50%
0.00%
$4,951
$4,878
$4,960
$5,066
$5,142
$5,152
$5,249
$5,808
0.37%
0.35%
0.33%
0.30%
0.30%
0.28%
0.26%
0.23%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2013
2014
Deposits
Cost of Deposits(1)

(1) Cost of deposits based on period averages

# Credit Quality

## Provision for Loan Losses vs. Net Loan Losses ($ Millions)



$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$5.5
$5.1
$6.5
$5.2
$4.7
$3.6
$3.6
$4.5
$2.2
$2.2
$2.3
$2.8
$5.0
$4.0
$4.5
$5.0
$3.0
$3.0
$3.0
$2.0
$1.6
$1.5
$1.5
$1.5
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2012
2013
2014
Provision for Loan Losses
Net Loan Losses

## Nonperforming Loans (NPLs) and Allowance for Loan Losses (ALL) ($ Millions)



$160
$80
$0
ALL
NPLs
$148
$106
$91
$82
$71
$11M, or 13%
YE 2010
YE 2011
YE 2012
YE 2013
12/31/2014

| | | | | | |
|---|---|---|---|---|---|
| ALL | $90 | $88 | $84 | $79 | $76 |
| ALL/Originated Loans | 2.86% | 2.60% | 2.22% | 1.81% | 1.51% |
| NPLs/Loans | 4.01% | 2.77% | 2.18% | 1.76% | 1.25% |
| CM/Acquired Loans | 6.5% | 6.6% | 6.0% | 7.8% | 5.4% |

# Net Interest Income and Net Interest Margin

## Net Interest Income – Quarterly Trend



$60
$40
$20
Net Interest Income
($ Millions)
$47.7
$48.4
$49.3
$51.3
$49.8
$51.5
$53.1
$58.2
2013 Q1
2013 Q2
2013 Q3
2013 Q4
2014 Q1
2014 Q2
2014 Q3
2014 Q4

## Net Interest Margin – Quarterly Trend



6.00%
3.00%
0.00%
Net Interest Margin
4.69%
4.56%
4.44%
4.42%
4.28%
4.26%
4.23%
4.22%
3.54%
3.60%
3.58%
3.63%
3.53%
3.59%
3.59%
3.62%
2013 Q1
2013 Q2
2013 Q3
2013 Q4
2014 Q1
2014 Q2
2014 Q3
2014 Q4
Loan Yields

# Non-Interest Income

($ Millions)

**Annual**



$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$63.1
$60.4
$5.0
$22.4
$16.0
$19.7
$1.1
$5.3
$21.9
$14.0
$18.1
2014
2013

**Quarterly**



$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.8
$2.0
$5.2
$3.4
$4.8
$0.3
$1.6
$5.5
$3.9
$4.6
$1.0
$5.7
$3.4
$4.5
$0.7
$5.5
$3.3
$4.1
$0.8
$4.9
$3.6
$4.4
$1.5
$5.5
$4.0
$4.8
$1.2
$5.6
$3.7
$4.9
$1.6
$6.4
$4.7
$5.5
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2013
2014

■ Other ■ Wealth Management ■ Service Charges ■ Mortgage Banking Revenue ■ Investment Securities Gain

# Operating Expenses

($ Millions)

**Annual**



$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$179.9
$6.4
$14.7
$15.8
$102.5
$40.5
$164.9
$0.8
$13.7
$13.9
$96.4
$40.1
2014
2013

**Quarterly**



$55.0
$45.0
$35.0
$25.0
$15.0
$5.0
-$5.0
$0.8
$3.4
$3.7
$23.4
$10.7
$3.4
$3.4
$24.6
$9.6
$3.4
$3.4
$24.1
$8.6
$3.5
$3.5
$24.4
$11.0
$0.3
$3.5
$4.4
$24.2
$9.8
$0.7
$3.4
$3.6
$24.9
$9.8
$1.3
$3.6
$3.6
$24.9
$9.3
$4.1
$4.3
$4.2
$28.5
$11.5
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2013
2014

Other | Compensation | Occupancy | Equipment | Nonrecurring Expenses

# Capital Ratios

| | 12/31/13 | 12/31/14 |
|---|---|---|
| Tangible Book Value / Share (TBV) | $19.17 | $18.35 |
| Tangible Equity / Assets (TE/A) | 9.4% | 8.4% |
| Leverage Ratio | 9.9% | 9.3% |
| Tier 1 Capital | 12.7% | 11.1% |
| Total Risk Based Capital | 14.0% | 12.4% |

Tangible Book Value (TBV) Roll Forward – 2014



25
20
15
10
5
0
$19.17
$2.28
$0.94
$0.59
$2.36 (1)
$0.37
$0.02
$18.35
TBV @ 12/31/13
Net Income (Excl. Acq. Exp.)
Dividends
Capital Raise June 2014
Northwestern 10/31/14 (Incl. Acq. Exp.)
AOCI Adj.
Other
TBV @ 12/31/14

(1)Intangible assets recorded of $73 million, including $60 million of goodwill

CHEMICAL
FINANCIAL CORPORATION®

